Exhibit 99.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Elite Pharmaceuticals, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2002 filed with the Securities and Exchange Commission (the "Report"), I, Mark I. Gittelman, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.


Date: November 12, 2002                      /s/ Mark I. Gittelman
     ------------------                    -------------------------------------
                                           Mark I. Gittelman
                                           Chief Financial Officer and Treasurer
                                           of Elite Pharmaceuticals, Inc.


     This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.